Exhibit 10.1

TENTH AMENDMENT TO Credit agreement AND guaranty

This Tenth Amendment to Credit Agreement and Guaranty (this “Amendment”) is made as of July 3, 2026, by and among BIOXCEL THERAPEUTICS, INC., a Delaware corporation (the “Borrower”), the lenders party hereto (collectively, the “Lenders” and individually, a “Lender”), and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent on behalf of the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders previously entered into that certain Credit Agreement and Guaranty, dated as of April 19, 2022 (including the exhibits and other attachments thereto, as amended as of November 13, 2023, December 5, 2023, February 12, 2024, March 20, 2024, November 21, 2024, December 6, 2024, March 4, 2025, March 12, 2025, April 22, 2025, and March 27, 2026 (the “Existing Credit Agreement”, and as further amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the Borrower, the Administrative Agent and the Lenders party hereto hereby covenant and agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

2.	Amendments to the Existing Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 5 hereof:

(a)	A new definition of “Tenth Amendment” is added to the Credit Agreement in appropriate alphabetical order as follows:

“Tenth Amendment” means the Tenth Amendment to this Agreement, dated as of July 3, 2026.

(b)	A new definition of “Tenth Amendment Effective Date” is added to the Credit Agreement in appropriate alphabetical order as follows:

“Tenth Amendment Effective Date” means the date all of the conditions precedent set forth in Section 5 of the Tenth Amendment have been satisfied.

(c)	The definition of “Minimum Liquidity Amount” in the Credit Agreement is hereby amended and restated in its entirety as set forth below:

Minimum Liquidity Amount” means (i) prior to consummation of the Fifth Amendment Equity Raise One, $25,000,000, (ii) upon consummation of the Fifth Amendment Equity Raise One to but excluding March 31, 2025, $7,500,000, (ii) from March 31, 2025 to but excluding January 1, 2026, $10,000,000, (iii) from and after January 1, 2026 to but excluding March 31, 2026, $15,000,000, (iv) from and after March 31, 2026 to but excluding the Tenth Amendment Effective Date, $12,500,000, and (v) from and after the Tenth Amendment Effective Date, $7,500,000.

(d)	The Payment Date scheduled to occur on June 30, 2026 shall be deferred to July 31, 2026 and the Borrower shall make a payment on such date of $9,016,914.47 (constituting the principal and interest that were due and payable on June 30, 2026) plus all accrued interest and fees on such amount through and including July 31, 2026.

3.	Reaffirmation of Loan Documents. Except as otherwise expressly provided herein, the parties hereto agree that all terms and conditions of the Existing Credit Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby confirms that the Security Documents and all of the Collateral described therein do, and shall continue to, secure the payment in full and performance of all of the Obligations.

4.	Other Agreements.

(a)	June 30 Interest. All accrued and unpaid interest on the Loans due through and including June 30, 2026 shall be paid in kind on the Tenth Amendment Effective Date by capitalizing and adding such interest to the outstanding principal amount of the Loans as of such date.

(b)	Amendment Fee. On the Tenth Amendment Effective Date, the Borrower shall pay to the Lenders a fee equal to 100 basis points (or 1.00%) of the principal amount of the Loans outstanding as of the Tenth Amendment Effective Date (after giving effect to the payment in kind of the accrued and unpaid interest pursuant to Section 4(a) hereof), which will be paid in kind by adding such amount to the outstanding principal amount of the Loans.

(c)	Transaction Milestone. On or prior to July 31, 2026, the Obligors shall have entered into definitive agreements with respect to one or more transactions, in form and substance acceptable to the Majority Lenders in their sole discretion, that (A) would result in the indefeasible payment in full in cash of all Obligations under the Loan Documents or (B) is an alternative capital solutions transaction on terms and conditions acceptable to the Majority Lenders in all respects, in their sole and absolute discretion, including, in each case, with respect to the certainty and timing of closing and the likelihood of obtaining any required shareholder, regulatory, court or other approvals, as applicable (any such transaction, an “Acceptable Transaction”).

(d)	Transfer Rights; Waiver of Restrictions.

(i)	Waiver and Release of Transfer Restrictions. Within one (1) business day following the Tenth Amendment Effective Date, each Obligor shall waive, modify, terminate or otherwise release, in form and substance reasonably satisfactory to the Majority Lenders, (i) any and all restrictions (whether contained in any confidentiality agreement, any side letter, any organizational document, or any other agreement, instrument or arrangement of any kind) on the ability of any party to negotiate, solicit, market, enter into, or otherwise consummate a participation, assignment, novation, acquisition or other transfer (each, a “Transfer”) of all or any portion of the Loans, commitments, Claims or other rights, interests or obligations of any Lender under or in respect of the Credit Agreement (the “Subject Interests”) to such party, and (ii) any consent right, approval right, prior notice requirement, information right, qualification or eligibility requirement, or any similar right, requirement or restriction, in each case in favor of, exercisable by, or for the benefit of each Obligor in respect of any such Transfer.

(ii)	Free Right to Transfer. Notwithstanding anything to the contrary contained in this Amendment, the Credit Agreement, any other Loan Document or any other agreement, instrument or arrangement (and regardless whether the Obligors have complied with clause (i) above within the time period specified therein), the Obligors hereby agree that each Lender shall be permitted, at any time and from time to time, in its sole discretion, to negotiate, solicit, market, enter into, and consummate one or more Transfers of all or any portion of its Subject Interests to any party, in each case without any notice to, or any consent, approval, acknowledgment or other action of or by, the Obligors, and the Obligors hereby irrevocably waive any and all such notice, consent, approval, acknowledgment and similar rights and requirements.

(iii)	No Future Restrictions. The Obligors agree that, from and after the Tenth Amendment Effective Date, no Obligor shall, directly or indirectly, enter into, agree to, consent to, acquiesce in, reinstate or otherwise become bound by any agreement, instrument, arrangement, amendment, side letter, policy or other restriction (whether written or oral) that purports to restrict, condition, limit, delay or impose any consent right, notice requirement, qualification, eligibility requirement or other similar burden on the ability of any Lender to negotiate, solicit, market, enter into or consummate any Transfer of all or any portion of the Subject Interests, or that would otherwise be inconsistent with the rights of the Lenders set forth in this Section 4(d).

(e)	Strategic Process. Subject to the terms and conditions of Section 8.13 of the Credit Agreement, the Borrower shall promptly deliver to the Lenders and the Administrative Agent copies of all written presentations, decks, proposals, term sheets or other similar materials, including drafts thereof, presented to the Borrower’s Board with respect to a transaction contemplated by Section 4(c) hereof, which may be redacted, as necessary, to the extent that such materials are subject to attorney-client or similar privilege and such privilege could reasonably be expected to be lost or forfeited if the redacted content were disclosed. In addition, the Borrower shall, and shall cause each of its Subsidiaries to, promptly (and in any event within two (2) Business Days of receipt, making or occurrence thereof) provide the Lenders and the Administrative Agent with written notice of, and copies of, all bona fide written offers, proposals, indications of interest, letters of intent, term sheets or similar communications (whether binding or non-binding) relating to any potential equity raise, any sale or business combination transaction, or any recapitalization or restructuring transaction involving the Borrower or any of its Subsidiaries.

(f)	Strategic Process Committee. The Obligors (i) shall not take any action to, directly or indirectly, (x) dissolve the Strategic Process Committee (as defined below) or revoke or reduce the scope of authority delegated to the Strategic Process Committee or (y) remove or replace any member of the Strategic Process Committee without the prior written consent of the Majority Lenders, and (ii) in the event a member of the Strategic Process Committee resigns or is unable to continue to serve on the Strategic Process Committee, shall cause the prompt appointment of a replacement director acceptable to the Majority Lenders. The terms and conditions of Section 8.13 of the Credit Agreement shall not apply with respect to the Strategic Process Committee.

(g)	Weekly Lender Meetings. The Borrower shall cause each of MERU and MTS Partners, each as a financial advisor to the Borrower (each, a “Financial Advisor”), to attend (no more than once per week) a telephonic (or by other electronic means) call (scheduled at a time reasonably mutually acceptable to Financial Advisors and the applicable Lenders) between each Financial Advisor, the Administrative Agent and the Lenders and their counsel to discuss the financial affairs of the Obligors in reasonable detail, including the status of any strategic transaction and the status of any definitive documents or court filings related to such strategic transaction; provided that counsel for the Administrative Agent and/or the Lenders shall be permitted to attend and participate in such meetings only to the extent such meetings are attended by counsel for the Obligors.

(h)	Reporting Requirements.

(i)	Financial Condition. Commencing the first full calendar week after the date hereof, the Borrower shall deliver to the Lenders and the Administrative Agent on the fifth Business Day of every other calendar week (i) a 13-week cash flow budget of the Borrower and its Subsidiaries, on a consolidated basis, covering the 13-week period after the week’s end of the week in which such day occurs, which shall include a variance report showing all variances by line-item from the amounts set forth in the budget for the prior Budget Variance Test Period, as most recently updated, with an explanation for each material line-item variance; (ii) a financial report with respect to the Obligors, including setting forth in reasonable detail the accounts receivable and accounts payable of the Obligors; and (iii) any other information as the Lenders may reasonably request in writing with respect to the financial affairs of the Obligors. To the extent of any conflict between this Section 4(h)(i) and Section 8.01 of the Credit Agreement, this Section 4(h)(i) shall control.

(ii)	Maximum Variance. From and after the Tenth Amendment Effective Date, the variance in the aggregate disbursements for a particular Budget Variance Test Period as compared to those set forth in the budget for such period, as most recently updated, shall not exceed fifteen percent (15%) of the aggregate disbursements budgeted for such period. To the extent of any conflict between this Section 4(h)(ii) and Section 8.21 of the Credit Agreement, this Section 4(h)(ii) shall control.

(i)	Restricted Activities. Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, from and after the Tenth Amendment Effective Date, no Obligor shall, nor shall any Obligor permit any of its Subsidiaries to, directly or indirectly, in each case other than pursuant to an Acceptable Transaction consummated in accordance with Section 4(c) hereof:

(i)	make any dividend or other distribution (whether in cash, Equity Interests or other property) with respect to any Equity Interests of the Borrower or any of its Subsidiaries, or any payment (whether in cash, Equity Interests or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests of the Borrower or any of its Subsidiaries, or any option, warrant or other right to acquire any such Equity Interests of the Borrower or any of its Subsidiaries;

(ii)	make any loans, advances or capital contributions to, or investments in, any other Person, other than in the ordinary course of business consistent with past practice;

(iii)	incur, transfer, sell, assign, contribute or otherwise convey any indebtedness of any Obligor or any equity interests of any Obligor to any Excluded Subsidiary;

(iv)	permit any Subsidiary of any Obligor to cease to be a Wholly-Owned Subsidiary at all times;

(v)	acquire, sell, lease, pledge, dispose of, transfer, let lapse, license or encumber or authorize the sale, pledge, disposition, transfer or encumbrance of any assets of the Borrower or any of its Subsidiaries, other than in the ordinary course of business consistent with past practice or as may be required by applicable Law;

(vi)	grant any license or sublicense of, or abandon, disclaim, dedicate to the public, permit to lapse, sell, transfer, lease, assign or otherwise dispose of, or grant any security interest in or to any Material Intellectual Property, clinical or non-clinical data, Regulatory Approvals or any other Intellectual Property within the control of the Borrower or any of its Subsidiaries, other than pursuant to one or more non-exclusive licenses of immaterial Intellectual Property granted by the Borrower or any of its Subsidiaries in the ordinary course of business or an Acceptable Transaction consummated in accordance with Section 4(c);

(vii)	directly or indirectly, (I) create, incur, assume or otherwise become or remain liable with respect to any Indebtedness or issue any Equity Interests, (II) create, incur, assume or permit to suffer to exist any Lien on or with respect to any property of any kind owned by it, whether now owned or hereafter acquired, or any income or profits therefrom, (III) make or own any Investment in any other Person, (IV) enter into any transaction of merger, consolidation or amalgamation, or liquidate, wind up or dissolve themselves (or suffer any liquidation or dissolution) or (V) convey, sell, lease or otherwise dispose of all or any part of its property or assets or to otherwise engage in any other activity, in each case ((I) through (IV)), that is undertaken in connection with or to facilitate a new financing incurred by any subsidiary or affiliate of any Obligor (including a debtor-in-possession financing) or to guarantee an existing financing in connection with a Liability Management Transaction. “Liability Management Transaction” means any liability management transaction including any refinancing, retirement, exchange, extension, repurchase, consent solicitation, amendment, investment, asset transfer, designation, debt incurrence, restricted payment, intercompany arrangement or otherwise that has the purpose or effect, directly or indirectly, of (1) issuing debt that is contractually, structurally, effectively or temporally senior (including as to lien priority or additional collateral) to any of the Obligations, or provides additional collateral or guarantees not provided to the Lenders, (2) subordinating, releasing or impairing the liens, guarantees, or payment rights supporting the Loans, or (3) otherwise impairing the recovery prospects of the Lenders, or series of transactions related to the foregoing; or

(viii)	become party to or bound by, or cancel, terminate, modify or amend in any material respect, or waive any material rights under any material contract, in each case, except in the ordinary course of business or consistent with past practice; provided that, for the avoidance of doubt, nothing in this Section 4(i)(viii) shall be construed to waive, modify or otherwise limit any restriction set forth in Section 9 of the Credit Agreement or any other Loan Document.

(j)	Compensation Arrangements. Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, unless the Majority Lenders agree in advance in writing, through and including July 31, 2026, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly (i) enter into, terminate, or otherwise modify any Compensation Arrangement or (ii)(a) make any payment to any officer or employee of the Borrower or any of its Subsidiaries outside of the ordinary course of business, (b) agree to, or incur, any material increase in the compensation payable or to become payable to any officer or employee of the Borrower or any of its Subsidiaries or (c) otherwise materially increase the benefits of any such officer or employee. “Compensation Arrangement” means all employment and severance agreements and policies, and all employment, wages, compensation, and benefit plans and policies, workers’ compensation programs, savings plans, retirement plans, deferred compensation plans, supplemental executive retirement plans, healthcare plans, disability plans, severance benefit plans, incentive and retention plans, programs, and payments, life and accidental death and dismemberment insurance plans and programs of the Borrower and its Subsidiaries, and all amendments and modifications thereto, applicable to the employees, former employees, retirees, and non-employee directors and managers of the Borrower or any of its Subsidiaries, as applicable.

(k)	Continued Cooperation. Through and including July 31, 2026, the Obligors shall consider in good faith any reasonable comments by the Lenders or any counterparty to a potential transaction contemplated by Section 4(c), in each case with respect to any regulatory process involving material assets of the Obligors.

5.	Conditions Precedent to Effectiveness. This Amendment shall be subject to the following conditions precedent:

(a)	This Amendment shall have been duly executed and delivered to the Administrative Agent by the Borrower and the Lenders, which constitute all of the Lenders under the Existing Credit Agreement;

(b)	Each of the representations and warranties in Section 6 of this Amendment, Section 7 of the Credit Agreement and in the other Loan Documents shall be true, accurate and complete in all material respects (unless such representations are already qualified by reference to materiality, Material Adverse Effect or similar language, in which case such representations and warranties shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all respects on and as of such earlier date;

(c)	At the time of and after giving effect to this Amendment, no fact or condition exists that constitutes, or with the passage of time, the giving of notice, or both, would constitute, a Default or Event of Default; and

(d)	the Borrower shall have (i) established a committee of its Board (the “Strategic Process Committee”) for the purposes of evaluating, negotiating, overseeing, coordinating and implementing a strategic transaction or a series of strategic transactions, including a proceeding under chapter 11 of the Bankruptcy Code, as well as restructuring, sale, or recapitalization transactions, which committee shall be comprised solely of David Mack (and/or such other independent director acceptable to the Majority Lenders), and (ii) irrevocably delegated to the Strategic Process Committee the full and exclusive authority to evaluate, negotiate, oversee, coordinate and implement (A) any sale, restructuring or other material transaction relating to the Obligors, including any equity raise, sale or business combination transaction, out-of-court restructuring, in-court restructuring, bankruptcy or insolvency filing or similar transaction and (B) any other matters or actions as may be necessary or advisable to effectuate any of the foregoing (including the selection and retention of the Obligors’ professionals with respect to any such transaction), which Strategic Process Committee shall be comprised solely of David Mack (and/or such other independent director reasonably acceptable to the Majority Lenders) as of the Tenth Amendment Effective Date; provided that the Board shall be permitted to appoint an additional independent director to the Strategic Process Committee reasonably acceptable to the Majority Lenders and that is not a member of the Board as of the Tenth Amendment Effective Date.

6.	Representations and Warranties. The Borrower hereby represents and warrants:

(a)	None of the execution, delivery and performance by the Borrower of this Amendment and the documents, instruments and agreements executed in connection herewith (collectively, the “Amendment Documents”) or performance under the Amendment Documents (i) requires any Governmental Approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for (x) such as have been obtained or made and are in full force and effect and (y) filings and recordings in respect of perfecting or recording the Liens created pursuant to the Security Documents, (ii) will violate (1) any Law, (2) any Organic Document of the Borrower or any of its Subsidiaries or (3) any order of any Governmental Authority, that in the case of clause (ii)(1) or clause (ii)(3), individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, (iii) will violate or result in a default under any Material Agreement binding upon the Borrower or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect or (iv) will result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of the Borrower or any of its Subsidiaries.

(b)	This Amendment and the other Amendment Documents have been duly authorized by all necessary corporate or other organizational action including, if required, approval by all necessary holders of Equity Interests, and duly executed and delivered by the Borrower and constitutes, and each of the Amendment Documents when executed and delivered by the Borrower will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

7.	Release.

(a)	In consideration of this Amendment and agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the other Obligors (the “Releasing Parties”), each on behalf of itself and its Subsidiaries and its and their respective successors, assigns and other legal representatives hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent and the Lenders and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives, in each case solely in their capacities relative to the Lenders and not in any other capacity such party may have relative to the Releasing Party (the Administrative Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Borrower, the Obligors or any of their respective successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date hereof, for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder (any of the foregoing, a “Claim” and collectively, the “Claims”). The Releasing Parties expressly acknowledges and agrees, with respect to the Claims, that it waives, to the fullest extent permitted by applicable law, any and all provisions, rights and benefits conferred by any applicable U.S. federal or state law, or any principle of U.S. common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 7. Furthermore, the Releasing Parties hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released and/or discharged by the Releasing Parties pursuant to this Section 7. The foregoing release, covenant and waivers of this Section 7 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment or prepayment of any of the Loans, or the termination of the Credit Agreement, this Amendment, any other Loan Document or any provision hereof or thereof.

(b)	Each Releasing Party understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)	Each Releasing Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

8.	Fees and Expenses.

(a)	The Borrower agrees to pay within two (2) Business Days of written demand (a) all reasonable and documented out-of-pocket fees, costs and expenses of the Administrative Agent and the Lenders accrued prior to the date hereof and (b) all reasonable and documented out-of-pocket fees, costs and expenses of the Administrative Agent and the Lenders incurred in connection with the preparation, execution, delivery, and enforcement of (i) this Amendment, (ii) any Amendment Documents, other Loan Documents or other post-closing amendments, agreements, arrangements or documentation, (iii) any other instruments and documents to be delivered hereunder or thereunder, in each case of clauses (a) and (b), including the fees and expenses of Sullivan & Cromwell LLP (“S&C”), as outside counsel to Administrative Agent and the Oaktree Lenders, and DLA Piper LLP (“DLA”), as outside counsel to Q Boost Holding LLC, with respect thereto.

(b)	Within two (2) Business Days of the Amendment Effective Date, the Borrower shall have paid in full all of the reasonable out-of-pocket costs, fees and expenses of the Administrative Agent and the Lenders, including, the fees and expenses of S&C, as outside counsel to Administrative Agent and the Oaktree Lenders and the fees and expenses of DLA, as outside counsel to Q Boost Holding LLC to the extent invoiced on or prior to the date hereof.

9.	Miscellaneous.

(a)	Except as otherwise expressly provided herein, (i) all provisions of the Credit Agreement and the other Loan Documents remain in full force and effect and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement or any of the Loan Documents. None of the Administrative Agent or any Lender is under any obligation to enter into this Amendment. The entering into of this Amendment by such parties shall not be deemed to limit or hinder any rights of any such party under the Loan Documents, nor shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Borrower, on the other hand, with regard to any provision of the Loan Documents. This Amendment shall constitute a Loan Document.

(b)	This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. An executed facsimile or electronic copy of this Amendment shall be effective for all purposes as an original hereof.

(c)	This Amendment expresses the entire understanding of the parties with respect to the amendments contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d)	This Amendment and its contents shall be subject to the governing law, indemnification, venue, service of process, waivers of jury trial and severability provisions of the Existing Credit Agreement, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

BIOXCEL THERAPEUTICS, INC.

By:	/s/ Vimal Mehta
Name:	Vimal Mehta
Title:	Chief Executive Officer

Address for Notices:

555 Long Wharf Drive, 12th Floor

New Haven, CT

06511

With a copy to (which shall not constitute notice):

Cooley LLP

3 Embarcadero Center 20th Floor

San Francisco, CA 94111-4004

Attn: Mischi a Marca

Email: gmamarca@cooley.com

[Signature Page to Tenth Amendment to Credit Agreement and Guaranty]

ADMINISTRATIVE AGENT:

OAKTREE FUND ADMINISTRATION, LLC

By:	Oaktree Capital Management, L.P.
Its:	Managing Member
By:		/s/Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director
By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Tenth Amendment to Credit Agreement and Guaranty]

LENDERS:

OAKTREE-TCDRS STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Tenth Amendment to Credit Agreement and Guaranty]

OAKTREE-FORREST MULTI-STRATEGY, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP 125

Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Tenth Amendment to Credit Agreement and Guaranty]

OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Tenth Amendment to Credit Agreement and Guaranty]

OAKTREE-TBMR STRATEGIC CREDIT FUND F, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Tenth Amendment to Credit Agreement and Guaranty]

OAKTREE-TBMR STRATEGIC CREDIT FUND G, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Tenth Amendment to Credit Agreement and Guaranty]

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P. 333

S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP
125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Tenth Amendment to Credit Agreement and Guaranty]

INPRS STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Tenth Amendment to Credit Agreement and Guaranty]

OAKTREE SPECIALTY LENDING CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Tenth Amendment to Credit Agreement and Guaranty]

OAKTREE STRATEGIC CREDIT FUND

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Tenth Amendment to Credit Agreement and Guaranty]

OAKTREE GCP FUND DELAWARE HOLDINGS, L.P.

By:	Oaktree Global Credit Plus Fund GP, L.P.
Its:	General Partner

By:	Oaktree Global Credit Plus Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director
By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Tenth Amendment to Credit Agreement and Guaranty]

OAKTREE DIVERSIFIED INCOME FUND INC.

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Tenth Amendment to Credit Agreement and Guaranty]

OAKTREE AZ STRATEGIC LENDING FUND, L.P.
By:	Oaktree AZ Strategic Lending Fund GP, L.P.
Its:	General Partner
By:	Oaktree Fund GP IIA, LLC
Its:	General Partner
By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Authorized Signatory

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Authorized Signatory

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Tenth Amendment to Credit Agreement and Guaranty]

Oaktree LSL Fund Holdings EURRC S.à r.l. 26A, boulevard Royal L-2449 Luxembourg, Grand Duchy of Luxembourg R.C.S Luxembourg Number: B269245
By:		/s/ Martin Eckel
	Name:	Martin Eckel
	Title:	Manager

By:		/s/ Flora Verrecchia
	Name:	Flora Verrecchia
	Title:	Manager

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Tenth Amendment to Credit Agreement and Guaranty]

OAKTREE LSL FUND DELAWARE HOLDINGS EURRC, L.P.

By:	Oaktree Life Sciences Lending Fund GP, L.P.
Its:	General Partner

By:	Oaktree Life Sciences Lending Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Tenth Amendment to Credit Agreement and Guaranty]

Q BOOST HOLDING LLC
By:	/s/ Ahmed Nasser Al-Abdulghani
Name:	Ahmed Nasser Al-Abdulghani
Title:	Director

Address for Notices:

c/o Qatar Investment Authority

Ooredoo Tower (Building 14)

Al Dafna Street (Street 801)

Al Dafna (Zone 61) Doha, Qatar

A copy (which shall not constitute notice) shall also be sent to:

General Counsel

Qatar Investment Authority

Ooredoo Tower (Building 14)

Al Dafna Street (Street 801)

Al Dafna (Zone 61)

Doha, Qatar

Email: notices.legal@qia.qa

A copy (which shall not constitute notice) shall also be sent to:

Michael Dorf

DLA Piper LLP (US)

michael.dorf@us.dlapiper.com

+1 415 836 2580)

555 Mission Street

Suite 2400

San Francisco, CA 94105-2933

3203 Hanover Street, Suite 100

Palo Alto, CA 94304

[Signature Page to Tenth Amendment to Credit Agreement and Guaranty]